SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2008

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2008, the Board of Trustees of Federal Realty Investment Trust (“Trust”) named Andrew P. Blocher, 43, as the Trust’s Senior Vice President-Chief Financial Officer and Treasurer, principal financial officer, and principal accounting officer. The change will be effective as of September 1, 2008. Mr. Blocher succeeds Joseph M. Squeri who resigned as the Trust’s Executive Vice President-Chief Financial Officer and Treasurer, principal financial officer and principal accounting officer effective as of August 31, 2008.

Mr. Blocher has been with the Trust for nearly 8 years, having joined the Trust in November 2000. He currently serves as the Trust’s Senior Vice President-Capital Markets and Investor Relations, a position he has held since February 2007. He previously held the position of Vice President-Capital Markets and Investor Relations from November 2000 through January 2007. Mr. Blocher holds a Bachelor of Science degree in Finance from Indiana University, and a Masters of Business Administration degree from The George Washington University. There are no related party transactions between the Trust and Mr. Blocher.

Mr. Squeri will continue to remain employed by the Trust in a non-officer position through October 1, 2008 in order to assist in transitioning his job responsibilities to Mr. Blocher and Mr. Mays. When Mr. Squeri joined the Trust, he elected to be paid the first 15 months of his salary and his 2007 pro-rated bonus in the form of restricted stock instead of being paid in cash. That restricted stock was scheduled to vest on January 1, 2009. In recognition of Mr. Squeri’s contributions to the Trust during his tenure, the Trust has agreed to accelerate vesting of Four Thousand Two Hundred Thirty-Two (4,232) restricted shares that were originally awarded to Mr. Squeri in lieu of his base salary for the period from October 1, 2007 through October 1, 2008 and in lieu of his 2007 pro-rated bonus. Such vesting will occur on August 31, 2008. A copy of the letter agreement confirming the arrangements between the Trust and Mr. Squeri upon his resignation is attached as Exhibit 10.1. A copy of the press release announcing these changes is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following Exhibits are included in the Form 8-K:

Exhibit	Description of Exhibit
10.1	Letter Agreement and Release

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: August 27, 2008	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary